Exhibit 99.3

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is presented to show the estimated effects of CalAmp’s acquisition (the “Acquisition”) of LoJack Corporation (“LoJack”).

The following unaudited pro forma condensed combined balance sheet as of February 29, 2016 and the unaudited pro forma condensed combined statement of income for the fiscal year ended February 29, 2016 are based on the historical audited financial statements of CalAmp (which are available in CalAmp’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (SEC) on April 19, 2016 and are incorporated herein by reference) and the historical audited consolidated financial statements of LoJack that are included herein as Exhibit 99.2. The Acquisition has been accounted for as a business purchase combination using the acquisition method of accounting under the provisions of the Financial Accounting Standards Board Accounting Standards Codification 805, “Business Combinations,” and after applying the pro forma assumptions and adjustments described in the accompanying notes to unaudited pro forma condensed combined financial information.

All pro forma adjustments are based on preliminary estimates and assumptions that management believes are reasonable in the circumstances, and will be subject to revision upon finalization of the purchase accounting for the Acquisition. Once CalAmp has completed the valuation studies necessary to finalize the required purchase price allocation in connection with the Acquisition, the unaudited pro forma combined financial information will be subject to adjustment. Such adjustments will likely result in changes to the unaudited pro forma combined balance sheet and the unaudited pro forma combined statement of income to reflect, among other things, the final allocation of the purchase price. There can be no assurance that such changes will not be material.

The unaudited pro forma condensed combined statement of income for the year ended February 29, 2016 assumes the Acquisition occurred on March 1, 2015. The unaudited pro forma condensed combined balance sheet as of February 29, 2016 assumes the Acquisition occurred on February 29, 2016. The unaudited pro forma condensed combined financial information has been prepared by CalAmp management for illustrative purposes only and is not necessarily indicative of the condensed consolidated financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated condensed consolidated financial position or future results of operations that the combined entity will experience after the Acquisition is consummated. In addition, the accompanying unaudited pro forma condensed combined statement of income does not include any adjustments for the estimated effects of any actions that may be taken by CalAmp following the completion of the Acquisition, such as in conjunction with carrying out CalAmp’s integration plans related to LoJack or realizing anticipated cost savings from synergies. As a result, the actual amounts recorded in the post-Acquisition consolidated financial statements of CalAmp will differ from the amounts reflected in the accompanying unaudited pro forma financial statements, and the differences may be material.

Certain financial information of LoJack as presented in its historical financial statements has been reclassified to conform to the historical presentation in CalAmp’s consolidated financial statements for purposes of the preparation of the unaudited pro forma condensed combined financial information. This unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and assumptions as well as the historical consolidated financial statements and related notes of CalAmp contained in its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by CalAmp with the SEC and which are incorporated herein by reference and the historical consolidated financial statements and related notes of LoJack that are included in Exhibit 99.2.

CalAmp Corp.
Pro Forma Condensed Combined Balance Sheet (Unaudited)
February 29, 2016
(In thousands)

	Historical
			Pro Forma		Pro Forma
	CalAmp	LoJack (A)	Adjustments		Total
Assets
Current assets:
Cash and cash equivalents	$139,388	$21,628	$(130,689)	(B)	$27,993
			(2,334)	(C)
Short-term marketable securities	88,718	-			88,718
Restricted cash	-	490			490
Accounts receivable, net	49,432	24,528			73,960
Inventories	16,731	7,290	2,916	(D)	26,937
Prepaid expenses and other current assets	4,498	2,386			6,884
Total current assets	298,767	56,322	(130,107)		224,982

Property, equipment and improvements, net	11,225	15,372			26,597
Deferred income tax assets	30,213	-	(22,932)	(G)	7,281
Goodwill	16,508	1,245	(1,245)	(E)	77,788
			61,280	(F)
Other intangible assets, net	17,010	70	(70)	(E)	75,810
			58,800	(G)
Other assets	10,640	4,409	(750)	(H)	14,299
	$384,363	$77,418	$(35,024)		$426,757

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$24,938	$4,918			$29,856
Accrued payroll and employee benefits	6,814	8,414			15,228
Deferred revenue	9,438	6,516	(1,955)	(H)	13,999
Other current liabilities	8,375	10,080			18,455
Total current liabilities	49,565	29,928	(1,955)		77,538

Long-term debt	139,800	7,478			147,278
Non-current portion of deferred revenue	1,070	9,815	(2,945)	(H)	7,940
Other non-current liabilities	4,481	2,335			6,816
Minority interest in subsidiary	-	72			72

Stockholders' equity:
Paid-in capital	229,526	30,302	(30,302)	(I)	229,526
Accumulated deficit	(39,853)	(10,823)	10,823	(I)	(42,187)
			(2,334)	(C)
Accumulated other comprehensive gain (loss)	(226)	8,311	(8,311)	(I)	(226)
Total stockholders' equity	189,447	27,790	(30,124)		187,113
	$384,363	$77,418	$(35,024)		$426,757

CalAmp Corp.
Notes to Pro Forma Condensed Combined Balance Sheet (Unaudited)
(In thousands)

(A)	The amounts shown for LoJack are the historical amounts as of December 31, 2015 per its audited financial statements filed hereto as Exhibit 99.2.

(B)	To reflect the LoJack purchase price paid in cash		$130,689

(C)	To reflect cash paid for direct acquisition expenses		$2,334

(D)	To adjust LoJack's inventory to fair value		$2,916

(E)	To eliminate LoJack's historical goodwill and intangible asset balances.

(F)	To reflect as goodwill the excess of cost over the fair value of assets acquired and liabilities assumed (see computation at (J) below)		$61,280

(G)	To record the estimated identifiable intangible assets arising from the acquisition of LoJack based on the preliminary purchase price allocation:
	US auto dealer relationships		$16,850
	Tradename		29,100
	LoJack system/technology		8,200
	Customer base		4,650
			$58,800

	To record the estimated deferred tax liability on intangible assets		$22,932

(H)	To eliminate LoJack's historical deferred cost balance and to adjust LoJack's historical deferred revenue balances. Upon consummating the acquisition, CalAmp expects that no fair value will be assigned to LoJack's deferred product costs and that deferred product revenue will be adjusted downward to its estimated fair value in the purchase price allocation.

(I)	To eliminate historical equity balances of LoJack.

(J)	The Company has not yet obtained all information required to complete the purchase price allocation related to the LoJack acquisition. Following is a preliminary purchase price allocation assuming the LoJack acquisition was consummated as of February 29, 2016:

	Purchase consideration:
	Total purchase price in cash		$130,689
	Estimated cash acquired		(21,628)
	Total purchase consideration net of cash acquired		109,061

	Fair value of assets acquired and liabilities assumed:
	Current assets (excluding acquired cash)		37,610
	Property and equipment		15,372
	Intangible assets:
	US auto dealer relationships	$16,850
	Tradename	29,100
	LoJack system/technology	8,200
	Customer base	4,650
	Total intangible assets		58,800
	Other non-current assets		3,659
	Liabilities, excluding deferred tax liability		(44,728)
	Deferred tax liability		(22,932)
	Total fair value of net assets acquired		47,781

	Goodwill		$61,280

CalAmp Corp.
Pro Forma Condensed Combined Statement of Income (Unaudited)
Year Ended February 29, 2016
(In thousands except per share amounts)

	Historical
					Pro Forma		Pro Forma
	CalAmp	LoJack (A)	Reclassification		Adjustments		Total
Revenues	$280,719	$129,552			$(2,261)	(B)	$408,010
Cost of revenues	177,760	59,106			359	(C)	240,554
					3,329	(D)

Gross profit	102,959	70,446			(5,949)		167,456

Operating expenses:
Research and development	19,803	5,072					24,875
Selling	23,380	28,843					52,223
General and administrative	25,065	28,742	$4,067	(E)			57,874
Intangible asset amortization	6,626	-			8,120	(F)	14,746
Depreciation and amortization	-	4,077	(4,067)	(E)	(10)	(G)	-
Total operating expenses	74,874	66,734	-		8,110		149,718

Operating income	28,085	3,712			(14,059)		17,738

Non-operating income (expense), net	(5,744)	846					(4,898)

Income before income taxes, equity in net loss
of affiliate and minority interest in subsidiary	22,341	4,558	-		(14,059)		12,840

Income tax provision	(4,572)	(1,281)			4,723	(H)	(1,130)

Income before equity in net loss of affiliate
and minority interest in subsidiary	17,769	3,277	-		(9,336)		11,710

Equity in net loss of affiliate	(829)	-					(829)
Minority interest in subsidiary	-	(80)					(80)

Net income	$16,940	$3,197	$-		$(9,336)		$10,801

Earnings per share:
Basic	$0.46						$0.30
Diluted	$0.46						$0.29

Shares used in computing basic and
diluted earnings per share:
Basic	36,448						36,448
Diluted	36,950						36,950

CalAmp Corp.
Notes to Pro Forma Condensed Combined Statement of Income (Unaudited)
Year Ended February 29, 2016
(In thousands except per share amounts)

(A)	The amounts shown for LoJack are the historical amounts for the 12 months ended December 31, 2015 per its audited financial statements filed hereto as Exhibit 99.2.

(B)	To adjust revenue for the write-down of deferred revenue to fair value as of January 1, 2015			$2,261

(C)	To adjust cost of sales for the write-off of deferred costs as of January 1, 2015			$359

(D)	To adjust cost of sales for the adjustment of inventory to fair value			$3,329

(E)	To reclassify depreciation expense to conform with CalAmp's presentation			$4,067

		Intangible
(F)	To record intangible asset amortization expense for the 12 month period	Asset	Life	Amort.
	on a straight-line basis, as follows:	Amount	(Yrs.)	Expense
	US auto dealer relationships	$16,850	7	$2,407
	Tradename	29,100	10	2,910
	LoJack system/technology	8,200	5	1,640
	Customer base	4,650	4	1,163
				$8,120

(G)	To remove LoJack's historical intangible asset amortization expense			$10

(H)	To adjust for income taxes, calculated as follows:
	Pro forma combined income before taxes	$12,840
	Add back pro forma intangible asset amortization per (F)	8,120
		20,960
	CalAmp's historical effective tax rate	20.5%
	Pro forma combined income tax provision, excluding income taxes
	benefit from pro forma intangible asset amortization	4,297
	Tax benefit from intangible asset amortization at statutory rate of 39%	(3,167)
	Pro forma combined income tax provision	1,130
	Historical combined income tax provision	5,853
	Pro forma adjustment			$4,723